EXHIBIT 10.4

AMENDMENT NO. 13 TO RECEIVABLES FINANCING AGREEMENT

This AMENDMENT NO. 13 TO RECEIVABLES FINANCING AGREEMENT, dated as of June 26, 2025 (this “Amendment”), among PG&E AR Facility, LLC, a Delaware limited liability company (the “Borrower”), Pacific Gas and Electric Company, a California corporation (“PG&E”), as initial Servicer (in such capacity, the “Servicer”) and as retention holder (in such capacity, the “Retention Holder”), JPMorgan Chase Bank, N.A. (“JPM”), as a Committed Lender and as a Group Agent, Falcon Asset Funding LLC (“Falcon”), as a Conduit Lender, Mizuho Bank, Ltd. (“Mizuho”), as a Committed Lender and as a Group Agent, BNP Paribas (“BNP”), as a Committed Lender and as a Group Agent, Starbird Funding Corporation (“Starbird”), as a Conduit Lender, Victory Receivables Corporation (“Victory”), as a Conduit Lender, and MUFG Bank, Ltd. (“MUFG”), as a Committed Lender, as a Group Agent and as Administrative Agent (in such capacity, the “Administrative Agent”).
W I T N E S S E T H :
WHEREAS, the parties hereto have heretofore entered into that certain Receivables Financing Agreement, dated as of October 5, 2020 (as amended, restated, supplemented, assigned or otherwise modified from time to time, the “Agreement”);
WHEREAS, concurrently herewith, the Borrower, the Servicer, each Group Agent and the Administrative Agent are entering into that certain Amended and Restated Fee Letter, dated as of the date hereof (as amended, restated, supplemented, assigned or otherwise modified from time to time, the “Fee Letter”);
WHEREAS, Jupiter Securitization Company LLC (“Jupiter”) and Falcon are parties to that certain Assignment and Acceptance Agreement, dated as of October 23, 2024 (the “Assignment Agreement”), pursuant to which, among other things, (i) Jupiter assigned its outstanding Capital as well as its rights and obligations to Falcon and (ii) Falcon became a party to the Agreement as a Conduit Lender; and
WHEREAS, the parties hereto seek to modify the Agreement upon the terms hereof.
NOW, THEREFORE, in exchange for good and valuable consideration (the receipt and sufficiency of which are hereby acknowledged and confirmed), each of the parties hereto agree as follows:
A G R E E M E N T:
1.    Definitions. Unless otherwise defined or provided herein, capitalized terms used herein have the meanings attributed thereto in (or by reference in) Section 1.01 of the Agreement.
2.    Amendments to the Agreement. Effective as of the date hereof, the Agreement is hereby amended to incorporate the changes shown on the marked pages of the Agreement attached hereto as Exhibit A.

3.    Conditions to Effectiveness. This Amendment shall be effective as of the date hereof upon satisfaction of the following conditions:
(a)    receipt by the Administrative Agent of executed counterparts of this Amendment duly executed by each of the parties hereto;
(b)    receipt by the Administrative Agent of executed counterparts of the Fee Letter duly executed by each of the parties thereto; and
(c)    the Administrative Agent shall have received evidence that the Upfront Fee (as defined in the Fee Letter) has been received by each Group Agent.
4.    Certain Representations and Warranties. Each of the Servicer, the Retention Holder and the Borrower represents and warrants to each Credit Party as of the date hereof, as follows:
(a)    Representations and Warranties. Both before and immediately after giving effect to this Amendment, the Fee Letter and the transactions contemplated hereby and thereby, all of its respective representations and warranties contained in the Agreement (other than the representations and warranties set forth in Sections 6.01(f)(ii) and (l) of the Agreement and in Sections 6.02(f)(ii), (m)(i), (m)(ii) and (p) of the Agreement) and each other Transaction Document to which it is a party that (x) do not contain a materiality qualification are true and correct in all material respects on and as of the date hereof, and
(y) contains a materiality qualification are true and correct on and as of the date hereof (or, to the extent such representations and warranties specifically relate to an earlier date, such representations and warranties were true and correct in all material respects, or true and correct, as the case maybe, as of such earlier date).
(b)    Power and Authority; Due Authorization. That it has all necessary corporate power, limited liability company power, and authority (as applicable) to (i) execute and deliver this Amendment, the Fee Letter and the transactions contemplated hereby and thereby and (ii) perform its obligations under this Amendment, the Agreement (as amended hereby), the Fee Letter and each of the other Transaction Documents to which it is a party and the execution, delivery and performance of, and the consummation of the transactions provided for in, this Amendment, the Agreement, the Fee Letter and the other Transaction Documents to which it is a party have been duly authorized by all necessary corporate or limited liability company action, as applicable.
(c)    Binding Obligations. This Amendment, the Agreement (as amended hereby), the Fee Letter and each of the other Transaction Documents to which it is a party constitute the legal, valid and binding obligations of the Borrower, the Servicer and the Retention Holder, as applicable, enforceable against the Borrower, the Servicer or the Retention Holder, as applicable, in accordance with their respective terms, except as enforceability may be limited by (x) applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law) and (y) applicable Requirements of Law (including the approval of the CPUC) prior to foreclosure or other exercise of remedies hereunder or under the Transaction Documents.

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(d)    No Event of Default or Termination Events. No Event of Default, Unmatured Event of Default, Termination Event or Unmatured Termination Event has occurred and is continuing, and no Event of Default, Unmatured Event of Default, Termination Event or Unmatured Termination Event would result from this Amendment, the Fee Letter or the transactions contemplated hereby or thereby.
5.    Acknowledgement. Each of the Borrower, the Servicer, JPM and Falcon acknowledge and agree that (i) Falcon is a party to the Agreement in the capacity of a Conduit Lender, (ii) JPM is the Group Agent for Falcon and (iii) Jupiter is no longer a party to or has any rights or obligations under the Agreement or any other Transaction Document.
6.    Reference to and Effect on the Agreement and the Other Transaction Documents.
(a)    From and after the effectiveness of this Amendment, each reference in the Agreement to “this Agreement”, “hereof”, “herein”, “hereunder” or words of like import, and each reference in each of the other Transaction Documents to the “Receivables Financing Agreement”, “thereunder”, “thereof” or words of like import, in each case referring to the Agreement, shall mean and be, a reference to the Agreement, as amended hereby.
(b)    The Agreement (except as specifically amended herein) and the other Transaction Documents are hereby ratified and confirmed in all respects by each of the parties hereto and shall remain in full force and effect in accordance with its respective terms.
(c)    The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of or amendment to, any right, power or remedy of the Administrative Agent or any other Credit Party under, nor constitute a waiver of or amendment to, any other provision or condition under, the Agreement or any other Transaction Document.
7.    Costs and Expenses. The Borrower agrees to pay on demand all reasonable and documented out-of-pocket costs and expenses of the Administrative Agent and the other Credit Parties in connection with the preparation, negotiation, execution and delivery of this Amendment and the transactions contemplated hereby.
8.    GOVERNING LAW. THIS AMENDMENT, INCLUDING THE RIGHTS AND DUTIES OF THE PARTIES HERETO, SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK (INCLUDING SECTIONS 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK, BUT WITHOUT REGARD TO ANY OTHER CONFLICT OF LAWS PROVISIONS THEREOF).
9.    Transaction Documents. This Amendment is a Transaction Document executed pursuant to the Agreement and shall be construed, administered and applied in accordance with the terms and provisions thereof.

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10.    Integration. This Amendment, the Agreement and the other Transaction Documents contain the final and complete integration of all prior expressions by the parties hereto with respect to the subject matter hereof and shall constitute the entire agreement among the parties hereto with respect to the subject matter hereof superseding all prior oral or written understandings.
11.    Severability. Any provisions of this Amendment which are prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.
12.    Counterparts. This Amendment may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same agreement. Delivery of an executed signature page of this Amendment by facsimile transmission, emailed pdf. or any other electronic means that reproduces an image of the actual executed signature page shall be effective as delivery of an original executed counterpart hereof or any other electronic means as provided in the immediately following sentence. The words “execution,” “signed,” “signature,” “delivery,” and words of like import in or relating to any document to be signed in connection with this Amendment and the transactions contemplated hereby shall be deemed to include an electronic sound, symbol, or process attached to, or associated with, a contract or other record and adopted by a Person with the intent to sign, authenticate or accept such contract or record, deliveries or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act.
13.    Mutual Negotiations. This Amendment is the product of mutual negotiations by the parties hereto and their counsel, and no party shall be deemed the draftsperson of this Amendment or any provision hereof or to have provided the same. Accordingly, in the event of any inconsistency or ambiguity of any provision of this Amendment, such inconsistency or ambiguity shall not be interpreted against any party because of such party’s involvement in the drafting thereof.
14.    Headings. The captions and headings of this Amendment are included herein for convenience of reference only and shall not affect the interpretation of this Amendment.
[THE REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

PG&E AR FACILITY, LLC

By: /s/ Monica Klemann
Name: Monica Klemann
Title: Assistant Treasurer

PACIFIC GAS AND ELECTRIC COMPANY,
as the Servicer and as Retention Holder

By: /s/ Margaret K. Becker
Name: Margaret K. Becker
Title: Vice President and Treasurer

S-1 Amendment No. 13 to RFA

MUFG BANK, LTD.,
as Administrative Agent

By: /s/ Eric Williams
Name: Eric Williams
Title: Managing Director

MUFG BANK, LTD.,
as Group Agent for the MUFG Group

By: /s/ Eric Williams
Name: Eric Williams
Title: Managing Director

MUFG BANK, LTD.,
as a Committed Lender

By: /s/ Eric Williams

Name: Eric Williams
Title: Managing Director

VICTORY RECEIVABLES CORPORATION,
as a Conduit Lender

By: /s/ Kevin J. Corrigan
Name: Kevin J Corrigan
Title: Vice President
S-2 Amendment No. 13 to RFA

MIZUHO BANK, LTD.,
as Group Agent for the Mizuho Group

By: /s/Jeremy Ebrahim
Name: Jeremy Ebrahim
Title: Managing Director

MIZUHO BANK, LTD.,
as a Committed Lender

By: /s/Jeremy Ebrahim
Name: Jeremy Ebrahim
Title: Managing Director

S-3

Amendment No. 13 to RFA

BNP PARIBAS,
as Group Agent for the BNP Group

By: /s/ Carl Spalding
Name: Carl Spalding
Title: Managing Director

By: /s/ Chris Fukuoka
Name: Chris Fukuoka
Title: Director

BNP PARIBAS,
as a Committed Lender

By: /s/ Carl Spalding
Name: Carl Spalding
Title: Managing Director

By: /s/ Chris Fukuoka
Name: Chris Fukuoka
Title: Director

STARBIRD FUNDING CORPORATION,
as a Conduit Lender

By: /s/ David V. DeAngelis
Name: David V. DeAngelis
Title: Vice President

S-4

Amendment No. 13 to RFA

JPMORGAN CHASE BANK, N.A.,
as Group Agent for the JPM Group

By: /s/ John M Kuhns
Name:
John M Kuhns
Title: Executive Director

JPMORGAN CHASE BANK, N.A.,
as a Committed Lender

By: /s/ John M Kuhns
Name:
John M Kuhns
Title: Executive Director

FALCON ASSET FUNDING LLC,
as a Conduit Lender

By: /s/ John M Kuhns     Name: John M Kuhns
Title: Executive Director

S-5

Amendment No. 13 to RFA

Exhibit A
(attached)

Exhibit A

CONFORMED COPY

~~Conformed~~EXHIBIT A to Amendment ~~12~~13 to Receivables Financing Agreement, dated as of June 26, ~~2024~~2025

RECEIVABLES FINANCING AGREEMENT

Dated as of October 5, 2020 by and among
PG&E AR FACILITY, LLC,
as Borrower,
THE PERSONS FROM TIME TO TIME PARTY HERETO,
as Lenders and as Group Agents,
MUFG BANK, LTD.,
as Administrative Agent, and
PACIFIC GAS AND ELECTRIC COMPANY,
as initial Servicer and as Retention Holder

TABLE OF CONTENTS
Page
ARTICLE I    DEFINITIONS    1
SECTION 1.01.    Certain Defined Terms    1
SECTION 1.02.    Other Interpretative Matters    48
ARTICLE II    TERMS OF THE LOANS    49
SECTION 2.01.    Loan Facility    49
SECTION 2.02.    Making Loans; Repayment of Loans    49
SECTION 2.03.    Interest and Fees    52
SECTION 2.04.    Records of Loans    53
ARTICLE III    SETTLEMENT PROCEDURES AND PAYMENT PROVISIONS    53
SECTION 3.01.    Settlement Procedures    53
SECTION 3.02.    Payments and Computations, Etc    56
ARTICLE IV    INCREASED COSTS; FUNDING LOSSES; TAXES; ILLEGALITY
AND SECURITY INTEREST    ~~56~~57
SECTION 4.01. Increased Costs    ~~56~~57
SECTION 4.02. Funding Losses ~~58~~59

SECTION 4.03. Taxes    ~~58~~59
SECTION 4.04. Inability to Determine Rates; Change in Legality ~~62~~63
SECTION 4.05. Security Interest ~~63~~64

SECTION 4.06. Benchmark Replacement Setting    64

ARTICLE V    CONDITIONS TO EFFECTIVENESS AND CREDIT EXTENSIONS    69
SECTION 5.01.    Conditions Precedent to Effectiveness and the Initial Credit Extension    69
SECTION 5.02.    Conditions Precedent to All Credit Extensions    69
SECTION 5.03.    Conditions Precedent to All Releases    70
ARTICLE VI    REPRESENTATIONS AND WARRANTIES    71
SECTION 6.01.    Representations and Warranties of the Borrower    71
SECTION 6.02.    Representations and Warranties of the Servicer and the
Retention Holder ~~77~~78     ARTICLE VII    COVENANTS    83
SECTION 7.01.    Covenants of the Borrower    83
SECTION 7.02.    Covenants of the Servicer    93

TABLE OF CONTENTS (continued)
Page
SECTION 7.03. Separate Existence of the Borrower    101
ARTICLE VIII    ADMINISTRATION AND COLLECTION OF RECEIVABLES    105
SECTION 8.01. Appointment of the Servicer    105
SECTION 8.02. Duties of the Servicer    106
SECTION 8.03. Account    ~~108~~107
SECTION 8.04. Enforcement Rights ~~109~~108
SECTION 8.05. Responsibilities of the Borrower    110
SECTION 8.06. Servicing Fee    111
ARTICLE IX    EVENTS OF DEFAULT; TERMINATION EVENTS    111
SECTION 9.01. Events of Default    111
SECTION 9.02. Termination Events    115
ARTICLE X    THE ADMINISTRATIVE AGENT    116
SECTION 10.01. Authorization and Action    116
SECTION 10.02. Administrative Agent’s Reliance, Etc ~~117~~116
SECTION 10.03. Administrative Agent and Affiliates    117
SECTION 10.04. Reimbursement of Administrative Agent    117
SECTION 10.05. Delegation of Duties    ~~118~~117     SECTION 10.06. Action or Inaction by Administrative Agent    ~~118~~117 SECTION 10.07. Notice of Events of Default or Termination Events; Action
by Administrative Agent    118
SECTION 10.08. Non-Reliance on Administrative Agent and Other Parties 118
SECTION 10.09. Successor Administrative Agent ~~119~~118
SECTION 10.10. Erroneous Payments    119
ARTICLE XI    THE GROUP AGENTS    ~~123~~122
SECTION 11.01. Authorization and Action ~~123~~122
SECTION 11.02. Group Agent’s Reliance, Etc    123
SECTION 11.03. Group Agent and Affiliates    123
SECTION 11.04. Indemnification of Group Agents ~~124~~123
SECTION 11.05. Delegation of Duties ~~124~~123
SECTION 11.06. Notice of Events of Default or Termination Events    124

TABLE OF CONTENTS (continued)
Page
SECTION 11.07.    Non-Reliance on Group Agent and Other Parties     124
SECTION 11.08. Successor Group Agent ~~125~~124
SECTION 11.09. Reliance on Group Agent    125
ARTICLE XII    INDEMNIFICATION    125
SECTION 12.01.    Indemnification by the Borrower    125
SECTION 12.02.    Indemnification by the Servicer and the Retention Holder ~~129~~128 ARTICLE XIII    MISCELLANEOUS    ~~132~~131
SECTION 13.01. Amendments, Etc    ~~132~~131 SECTION 13.02. Notices, Etc    ~~133~~132
SECTION 13.03. Assignability ~~133~~132
SECTION 13.04. Costs and Expenses 136
SECTION 13.05. No Proceedings; Limitation on Payments ~~137~~136
SECTION 13.06. Confidentiality ~~138~~137
SECTION 13.07. GOVERNING LAW    139
SECTION 13.08. Execution in Counterparts    ~~140~~139 SECTION 13.09. Integration; Binding Effect; Survival of Termination ~~140~~139 SECTION 13.10. CONSENT TO JURISDICTION    ~~140~~139 SECTION 13.11. WAIVER OF JURY TRIAL    ~~141~~140
SECTION 13.12. Ratable Payments    ~~141~~140 SECTION 13.13. Limitation of Liability    ~~141~~140
SECTION 13.14. Intent of the Parties    ~~142~~141          SECTION 13.15. USA Patriot Act    ~~142~~141
SECTION 13.16. Right of Setoff ~~142~~141

SECTION 13.17. Severability 142

SECTION 13.18. Mutual Negotiations    142
SECTION 13.19. Captions and Cross References    ~~143~~142 SECTION 13.20.    Acknowledgement and Consent to Bail-In of Affected
Financial Institutions ~~143~~142 SECTION 13.21.    EU Securitisation Regulation; Information    143
SECTION 13.22.    Intercreditor Agreement    ~~145~~144
SECTION 13.23.    Post-Closing Covenant                     ~~146~~145
SECTION 13.24.    CARE Program Receivables                    ~~146~~145

TABLE OF CONTENTS (continued)
Page

EXHIBITS

EXHIBIT A    –    Form of Loan Request EXHIBIT B    –    Form of Reduction Notice
EXHIBIT C    –    Form of Assignment and Acceptance Agreement EXHIBIT D    –    ~~[Reserved]~~Facility Limit Increase Closing Memorandum EXHIBIT E    –    Form of CARE Program Inclusion Request
EXHIBIT F    –    Credit and Collection Policy EXHIBIT G    –    Form of Monthly Report EXHIBIT H    –    Form of Compliance Certificate EXHIBIT I    –    Closing Memorandum
EXHIBIT J    –    Form of Daily Report EXHIBIT K    –    Form of Weekly Report
EXHIBIT L    –    Form of Seasonal Commitment Change Request

EXHIBIT M    –    Form of Commitment Increase Request

SCHEDULES

SCHEDULE I    –    Commitments
SCHEDULE II    –    Lock-Boxes, Collection Accounts and Borrower Accounts SCHEDULE III    –    Notice Addresses

proceeds of all Related Security with respect to such Pool Receivable and (d) all other proceeds of such Pool Receivable.
“Commitment” means, with respect to any Committed Lender (including a Related Committed Lender) and any date of determination during any Period, the maximum aggregate amount which such Person is obligated to lend hereunder on account of all Loans as set forth on Schedule I or in the Assignment and Acceptance Agreement or other agreement pursuant to which it became a Lender, as such amount may be modified in connection with any subsequent assignment pursuant to Section 13.03 or in connection with a reduction in the Facility Limit pursuant to Section 2.02(e) ~~or~~, any increase or decrease in Commitments pursuant to Section 2.02(h), or any increase in Commitments pursuant to Section 2.02(i). If the context so requires, “Commitment” also refers to a Committed Lender’s obligation to make Loans hereunder in accordance with this Agreement.
“Committed Lenders” means MUFG and each other Person that is or becomes a party to this Agreement in the capacity of a “Committed Lender”.
“Commonly Controlled Entity” means an entity, whether or not incorporated, that is under common control with any PG&E Party within the meaning of Section 4001 of ERISA or is part of a group that includes any PG&E Party and that is treated as a single employer under Section 414 of the Code.
“Concentration Limit” means at any time for any Obligor, the product of (i) such Obligor’s Specified Concentration Percentage, times (ii) the aggregate Unpaid Balance of the Eligible Receivables included in the Receivables Pool at the time of determination.
“Conduit Lender” means each commercial paper conduit that is or becomes a party to this Agreement in the capacity of a “Conduit Lender”.
“Confirmation Order” means that certain order of the United States Bankruptcy Court for the Northern District of California, San Francisco Division dated June 20, 2020 Docket No. 8053 confirming a plan of reorganization same as or substantially similar to the Plan of Reorganization.
“Contract” means, with respect to any Receivable, a contract (including any purchase order or invoice), between an Originator and an Obligor, pursuant to which such Receivable arises or which evidences such Receivable. A “related” Contract with respect to a Receivable means a Contract under which such Receivable arises or which is relevant to the collection or enforcement of such Receivable.
“Control Direction” has the meaning set forth in the Intercreditor Agreement.
“CP Rate” means, (a) with respect to ~~Jupiter Securitization Company~~Falcon Asset Funding LLC and for any Interest Period (or portion thereof) for any Portion of Capital, the per annum rate calculated to yield the “weighted average cost” (as defined below) for such Interest Period (or portion thereof) in respect to Notes issued by such Conduit Lender; provided, however, that if any component of such rate is a discount rate, in calculating the CP Rate for supporting letters of credit and net proceeds of the sale or other disposition of repossessed goods or other collateral or property of the related obligor or any other Person directly or indirectly liable for the payment of such Excluded Receivable and available to be applied thereon) and (b) all other proceeds of such Excluded Receivable.
“Excluded Receivables” means all (i) CTA Charges, (ii) DWR Bond Charges and DWR Other Charges, (iii) ESP Charges, (iv) Nuclear Decommission Charges, (iv) Securitization Bond Charges and (v) UDC Consolidated Billing Receivables.
“Excluded Receivables Percentage” means, as of any date of determination, a fraction (expressed as a percentage), (a) the numerator of which is an amount equal to (i) the aggregate Unpaid Balance of all Excluded Receivables on such date, minus (ii) the aggregate Unpaid Balance of all UDC Consolidated Billing Receivables on such date and (b) the denominator of which is the sum of (i) the aggregate Unpaid Balance of all Excluded Receivables on such date, plus (ii) the aggregate Unpaid Balance of all Pool Receivables on such date.
“Excluded Taxes” means any of the following Taxes imposed on or with respect to an Affected Person or required to be withheld or deducted from a payment to an Affected Person:
(a) Taxes imposed on or measured by net income (however denominated), franchise Taxes and branch profits Taxes, in each case, (i) imposed as a result of such Affected Person being organized under the laws of, or having its principal office or, in the case of any Lender, its applicable lending office located in, the jurisdiction imposing such Tax (or any political subdivision thereof) or (ii) that are Other Connection Taxes, (b) in the case of a Lender, U.S. federal withholding Taxes imposed on amounts payable to or for the account of such Lender with respect to an applicable interest in the Loans or Commitment pursuant to a law in effect on the date on which (i) such Lender makes a Loan or its Commitment or (ii) such Lender changes its lending office, except in each case to the extent that amounts with respect to such Taxes were payable either to such Lender’s assignor immediately before such Lender became a party hereto or to such Lender immediately before it changed its lending office and (c) any U.S. federal withholding Taxes imposed pursuant to FATCA.
“Executive Order” means Executive Order No. 13224 on Terrorist Financings: Blocking Property and Prohibiting Transactions With Persons Who Commit, Threaten To Commit, or Support Terrorism issued on September 23, 2001.

“Exiting Group” has the meaning specified in Section 2.02(g).
“Facility Limit” means, as of any date of determination, the aggregate Commitment of each Committed Lender at such time, as reduced from time to time pursuant to Section 2.02(e) ~~or~~, increased or decreased pursuant to Section 2.02(h), or increased pursuant to Section 2.02(i). References to the unused portion of the Facility Limit shall mean, at any time of determination, an amount equal to (x) the Facility Limit at such time, minus (y) the Aggregate Capital at such time.
“Facility Limit Increase Date” has the meaning set forth in Section 2.02(i).
“Facility Limit Increase Deliverables” has the meaning set forth in Section 2.02(i).
“FATCA” means Sections 1471 through 1474 of the Code, as of the date of this Agreement (or any amended or successor version that is substantively comparable and not materially more onerous to comply with), any current or future regulations or official interpretations thereof, any agreements entered into pursuant to Section 1471(b)(1) of the Code and any fiscal or regulatory legislation, rules or practices adopted pursuant to any intergovernmental agreement, treaty or convention among Governmental Authorities and implementing such Sections of the Code.
“FCPA” has the meaning set forth in Section 6.01(n)(ii).
“Federal Funds Rate” means, for any period, a fluctuating interest rate per annum, determined by Administrative Agent, equal (for each day during such period) to:
(a)    the weighted average of the rates on overnight federal funds transactions with members of the Federal Reserve System arranged by federal funds brokers, as published for such day (or, if such day is not a Business Day, for the next preceding Business Day) by the Federal Reserve Bank of New York; or
(b)    if such rate is not so published for any day which is a Business Day, the average of the quotations for such day on such transactions received by the Administrative Agent from three federal funds brokers of recognized standing selected by it.
“Federal Government Obligor” means the United States, any territory, possession or commonwealth of the United States, or any agency, department or instrumentality of any of the foregoing, but excluding any Local Government Obligor.
“Federal Government Receivable” means any Receivable the Obligor of which is a Federal Government Obligor.

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“Fee Letter” has the meaning specified in Section 2.03(a). “Fees” has the meaning specified in Section 2.03(a).
“FERA Program” means the Family Electric Rate Assistance program or any replacement program therefore pursuant to which certain low-income Obligors receive a predefined percentage discount on their invoice.
“FERA Program Receivable” means any Receivable, the Obligor of which is currently enrolled in the FERA Program.
“FERC” means the Federal Energy Regulatory Commission, including the staff thereof and any successor thereto.

(“OFAC”) (or any successor thereto) or the U.S. Department of State, or as otherwise published from time to time; (b) that is fifty-percent or more owned, directly or indirectly, in the aggregate by one or more Persons described in clause (a) above; (c) that is operating, organized or resident in a Sanctioned Country; (d) with whom engaging in trade, business or other activities is otherwise prohibited or restricted by Sanctions; or (e) (i) an agency of the government of a Sanctioned Country, (ii) an organization controlled by a Sanctioned Country, or (iii) a Person resident in a Sanctioned Country, to the extent subject to a sanctions program administered by OFAC.
“Sanctions” has the meaning set forth in Section 6.01(n)(i).
“Scheduled Termination Date” means the earlier of (i) June ~~26~~25, ~~2026~~2027, as such date may be extended from time to time pursuant to Section 2.02(g) and (ii) the date that is ten (10) Business Days after the delivery of notice from the Borrower to the Administrative Agent and each Group Agent pursuant to Section 2.02(e) notifying the Administrative Agent and each Group Agent of the Scheduled Termination Date.
“Seasonal Limit Change Date” has the meaning set forth in Section 2.02(h).
“SEC” means the U.S. Securities and Exchange Commission or any governmental agencies substituted therefor.
“Secured Parties” means each Credit Party, each Borrower Indemnified Party and each Affected Person.
“Securities Act” means the Securities Act of 1933, as amended or otherwise modified from time to time.

“Securitization Bond Charges” means charges imposed upon customers of PG&E where such charges (i) are created pursuant to a “financing order” (as such term is defined in the California Public Utilities Code) or similar order issued by the CPUC, (ii) which charges or the related receivables and the related purchased property are collateral for securities issued by PG&E or a Qualified Securitization Bond Issuer and (iii) do not include any of the following:
(A) electrical generation charges, (B) electrical transmission charges, (C) electrical distribution charges, (D) gas generation charges, (E) gas transmission charges and (F) gas distribution charges.

“Securitized Bonds” means any bonds or other securities, however denominated, that are
(i) issued by a Qualified Securitization Bond Issuer and/or (ii) secured by or otherwise payable from Securitization Bond Charges.
“Securitized Bonds Secured Party” means, with respect to any Securitized Bonds, each trustee, indenture trustee, lender, administrative agent, collateral agent and purchaser that has any security interest in any Securitization Bond Charges and in connection with such Securitized Bonds.
“Security” is defined in Section 2(a)(1) of the Securities Act.

“Subject Indenture” means that certain Indenture of Mortgage, dated as of June 19, 2020, between PG&E, as mortgagor, and The Bank of New York Mellon Trust Company, N.A., as trustee and mortgagee.
“Subject Percentage” means ~~65.0~~70.0% or such other percentage from time to time agreed to in writing between the Administrative Agent and the Borrower to more accurately reflect the portion of Collections to Available Funds deposited into the Collection Accounts on each Business Day.
“Subordinated Note” has the meaning set forth in the Purchase and Sale Agreement. “Sub-Servicer” has the meaning set forth in Section 8.01(d).
“Subsidiary” means, as to any Person, a corporation, partnership, limited liability company or other entity of which shares of stock of each class or other interests having ordinary voting power (other than stock or other interests having such power only by reason of the happening of a contingency) to elect a majority of the board of directors or other managers of such entity are at the time owned, or management of which is otherwise controlled: (a) by such Person, or (b) by one or more Subsidiaries of such Person.
“Supplier Receivable” means any Receivable the Obligor of which is a material supplier to any Originator or any of its respective Affiliates or an Affiliate of any such material supplier.
“Swap Agreement” means any agreement with respect to any swap, forward, future or derivative transaction or option or similar agreement involving, or settled by reference to, one or more rates, currencies, commodities, equity or debt instruments or securities, or economic, financial or pricing indices or measures of economic, financial or pricing risk or value or any similar transaction or any combination of these transactions; provided, however, that no phantom stock or similar plan providing for payments only on account of services provided by current or former directors, officers, employees or consultants of PG&E or any of its Subsidiaries shall be a “Swap Agreement”.
“Tax Charges” means any state, city, municipal, county or other local jurisdiction utility tax or surcharge, consumption tax or surcharge, energy commission tax or surcharge, or similar tax, owing by an Obligor, whether separately charged or included in the rate charges to such Obligor, that is applicable or relates to electric and/or natural gas services provided by or on behalf of any Originator.
“Taxes” means any and all present or future taxes, levies, imposts, duties, deductions, charges, withholdings (including backup withholding), assessments, fees or other charges imposed by any Governmental Authority and all interest, penalties, additions to tax and any similar liabilities with respect thereto.
“Term SOFR” means
(a)    for any calculation with respect to a SOFR Loan, the Term SOFR Reference Rate for a tenor comparable to the applicable Interest Period on the day (such day, the “Periodic Term not less than thirty (30) days prior to the then current Scheduled Termination Date;

provided, however, that if the Administrative Agent or any Committed Lender fails to so notify the Borrower and the Administrative Agent, the Administrative Agent or such Committed Lender, as the case may be, shall be deemed to have declined such extension. In the event that the Administrative Agent and one or more Committed Lenders have so notified the Borrower and the Administrative Agent in writing that they are agreeable to such extension, the Borrower, the Servicer, the Administrative Agent, the applicable Group Agents and the applicable Committed Lenders shall enter into such documents as the Administrative Agent, the applicable Group Agents and the applicable Committed Lenders may deem necessary or appropriate to effect such extension, and all reasonable out-of-pocket costs and expenses incurred by the Administrative Agent, the applicable Group Agents and the applicable Committed Lenders in connection therewith (including Attorney Costs) shall be paid by the Borrower. In the event any Committed Lender declines such request to extend the Scheduled Termination Date or is deemed to have declined such extension, such Committed Lender’s Group shall be an “Exiting Group” for all purposes of this Agreement.

(h)    Provided that no Event of Default, Unmatured Event of Default, Termination Event or Unmatured Termination Event has occurred and is continuing, the Borrower may advise the Administrative Agent and each Group Agent in writing of its desire to modify the Commitment of each Committed Lender for one or more Periods and the desired effective date thereof (such desired date, the "Seasonal Limit Change Date") by delivering a Seasonal Commitment Change Request in the form attached hereto as Exhibit L to such Persons, provided that (i) such request is delivered not less than ten (10) Business Days prior to the requested Seasonal Limit Change Date, (ii) the requested aggregate change in Commitments for any Period is allocated ratably among the Committed Lenders, (iii) the aggregate Commitments for the Lenders for any Period does not (x) exceed $1,500,000,000 (or on or after the Facility Limit Increase Date, $1,750,000,000) or (y) fall below $1,000,000,000 and (iv) no more than two Seasonal Commitment Change Requests are delivered during any one-year period, commencing with the Ninth Amendment Date. In the event that one or more Committed Lenders are agreeable to such modification, each applicable Group Agent and each applicable Committed Lender shall countersign such Seasonal Commitment Change Request, and so long as the Administrative Agent has received such countersigned signature pages from at least one Committed Lender, the Commitment of each applicable Committed Lender that has returned a countersigned signature page shall be modified for each applicable Period to the amount set forth in such Seasonal Commitment Change Request effective upon the Seasonal Limit Change Date; provided, however, that if any Committed Lender fails to so return a countersigned signature page within ten (10) Business Days of receipt of such request, then such Committed Lender shall be deemed to have declined such modification. On the Seasonal Limit Change Date, pursuant to notification provided by the Administrative Agent to the Lenders, the Lenders shall rebalance Capital among the Lenders such that after giving effect thereto, the Aggregate Capital is distributed ratably among the Groups based on each Group's Group Commitment.

(i)    Provided that no Event of Default, Unmatured Event of Default, Termination Event or Unmatured Termination Event has occurred and is continuing, the Borrower may advise the Administrative Agent and each Group Agent in writing of its desire to increase the Commitment of each Committed Lender and the desired effective date thereof (such desired date, the “Facility Limit Increase Date”) by delivering a Commitment Increase Request in the form attached hereto as Exhibit M (without any modifications to the Commitments set forth on Schedule I thereto other than to complete the Commitments for each Lender for Period 2 and Period 3 and in any event the aggregate Commitments for the Lenders for any Period shall not exceed $1,750,000,000) to such Persons, provided that (i) such request is delivered not less than ten (10) Business Days prior to the requested Facility Limit Increase Date, (ii) the requested Facility Limit Increase Date is no later than June 25, 2027 and (iii) in connection with such request, the Borrower shall cause to be delivered to the Administrative Agent on or prior to the Facility Limit Increase Date, opinions of counsel, certificates and other deliverables listed on the facility increase closing memorandum attached as Exhibit D hereto (collectively, the “Facility Limit Increase Deliverables”), in each case, in form and substance reasonably satisfactory to the Administrative Agent. In the event that one or more Committed Lenders are agreeable to such increase, each applicable Group Agent and each applicable Committed Lender shall countersign such Commitment Increase Request, and so long as the Administrative Agent has received such countersigned signature pages from at least one Committed Lender and each of the Facility Limit Increase Deliverables in form and substance reasonably satisfactory to the Administrative Agent, the Commitment of each applicable Committed Lender that has returned a countersigned signature page shall be increased to the amount set forth in such Commitment Increase Request effective upon the Facility Limit Increase Date; provided, however, that if any Committed Lender fails to so return a countersigned signature page within ten (10) Business Days of receipt of such request, then such Committed Lender shall be deemed to have declined such increase. On the Facility Limit Increase Date, (i) pursuant to notification provided by the Administrative Agent to the Lenders, the Lenders shall rebalance Capital among the Lenders such that after giving effect thereto, the Aggregate Capital is distributed ratably among the Groups based on each Group's Group Commitment and (ii) the Borrower shall pay each Group Agent the applicable "Increase Fee" as set forth in the Fee Letter.

SECTION 2.03. Interest and Fees.
(a)    On each Settlement Date, the Borrower shall, in accordance with the terms and priorities for payment set forth in Section 3.01, pay to each Group Agent, each Lender and the Administrative Agent certain fees (collectively, the “Fees”) in the amounts set forth in the fee letter agreements from time to time entered into, among the Borrower, the members of the applicable Group (or their Group Agent on their behalf) and/or the Administrative Agent (such fee letter agreements, each as amended, restated, supplemented or otherwise modified from time to time, collectively being referred to herein as the “Fee Letter”).
(b)    Each Loan of each Lender and the Capital thereof shall accrue interest on each day when such Capital remains outstanding at the then applicable Interest Rate for such Loan. The Borrower shall pay all Interest, Fees and Breakage Fees accrued during each Interest Period on each Settlement Date in accordance with the terms and priorities for payment set forth in Section 3.01.
(c)    JPMorgan Chase Bank, N.A. (“JPMorgan Chase”) hereby notifies each PG&E Party that: (i) JPMorgan Chase and/or its affiliates may from time to time purchase, hold or sell, as principal and/or agent, Notes issued by ~~Jupiter Securitization Company~~Falcon Asset Funding LLC; (ii) JPMorgan Chase and/or its affiliates act as administrative agent for such

54

JPMORGAN CHASE BANK, N.A.,
as Group Agent for the JPM Group

By:     Name:
Title:

JPMORGAN CHASE BANK, N.A.,
as a Committed Lender

By:     Name:
Title:

~~JUPITER SECURITIZATION COMPANY~~FALCON ASSET FUNDING LLC,
as a Conduit Lender

By:     Name:
Title:

                    S-5            Receivables Financing Agreement

EXHIBIT D
~~[Reserved]~~

Facility Limit Increase Closing Memorandum PACIFIC GAS AND ELECTRIC COMPANY
MUFG Bank, Ltd., as Administrative Agent

Facility Limit Increase Deliverables

Key to Parties and Counsel:

Exhibit D-1

Exhibit ~~D~~C-2

Exhibit D-2

EXHIBIT L
Form of Seasonal Commitment Change Request

[Letterhead of Borrower]

[Date]

[Administrative Agent] [Group Agents]
Re:    Seasonal Commitment Change Request Ladies and Gentlemen:
Reference is hereby made to that certain Receivables Financing Agreement, dated as of October 5, 2020 among PG&E AR Facility, LLC (the “Borrower”), Pacific Gas and Electric Company, as Servicer (the “Servicer”), the Lenders party thereto, the Group Agents party thereto and MUFG Bank, Ltd., as Administrative Agent (in such capacity, the “Administrative Agent”) (as amended, supplemented or otherwise modified from time to time, the “Agreement”). Capitalized terms used in this Seasonal Commitment Change Request and not otherwise defined herein shall have the meanings assigned thereto in the Agreement.
This letter constitutes a Seasonal Commitment Change Request pursuant to Section 2.02(h) of the Agreement. The Borrower hereby requests a modification in the Commitment of each Committed Lender for each applicable Period to the amount set forth on Schedule I hereto with an effective date as of [ ], ~~2022~~202[_] (the "Seasonal Limit Change Date"). Each of the parties countersigning this Seasonal Commitment Change Request hereby consents to the modification in the Commitments for each applicable Period to the amounts set forth on Schedule I hereto effective as of the Seasonal Limit Change Date.
This Seasonal Commitment Change Request shall be effective as of the Seasonal Limit Change Date with respect to each Committed Lender that has countersigned this Seasonal Commitment Change Request upon receipt by the Administrative Agent of counterparts hereto signed by at least one Committed Lender. In the event that one or more Committed Lenders fails to countersign this Seasonal Commitment Change Request, this Seasonal Commitment Change Request shall not be effective to modify the Commitment for any Period of any such Committed Lender that has not countersigned this Seasonal Commitment Change Request.
The Borrower hereby represents and warrants as of the date hereof, and after giving effect to such Commitment modifications, as follows:

Exhibit L-1

(i)    the representations and warranties of the Borrower and the Servicer contained in Sections 6.01 and 6.02 of the Agreement (other than the representations and warranties set forth in Sections 6.01(f)(ii) and (l) and in Sections 6.02(f)(ii), (m)(i), (m)(ii) and (p), which representations and warranties are made only as of the Closing Date), that (x) does not contain a materiality qualification are true and correct in all material respects on and as of the date of the Seasonal Limit Change Date as if made on and as of such date, and (y) contains a materiality qualification are true and correct on and as of the Seasonal Limit Change Date as if made on and as of such date (or, to the extent such representations and warranties specifically relate to an earlier date, that such representations and warranties were true and correct in all material respects, or true and correct, as the case maybe, as of such earlier date);
(ii)    no Event of Default, Unmatured Event of Default, Termination Event or Unmatured Termination Event has occurred and is continuing, and no Event of Default, Unmatured Event of Default, Termination Event or Unmatured Termination Event would result from such Commitment modification;
(iii)    no Borrowing Base Deficit exists or would exist after giving effect to such Commitment modification;
(iv)    the Aggregate Capital will not exceed the Facility Limit;
(v)    the aggregate Commitment of the Committed Lenders for each Period does not exceed $1,500,000,000 (or on or after the Facility Limit Increase Date,
$1,750,000,000);
(vi)    the aggregate Commitment of the Committed Lenders for each Period is not less than $1,000,000,000; and
(vii)    the Termination Date has not occurred.
THIS SEASONAL COMMITMENT CHANGE REQUEST, INCLUDING THE RIGHTS AND DUTIES OF THE PARTIES HERETO, SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK (INCLUDING SECTIONS 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK, BUT WITHOUT REGARD TO ANY OTHER CONFLICT OF LAWS PROVISIONS THEREOF).
This Seasonal Commitment Change Request may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same agreement. Delivery of an executed signature page of this Seasonal Commitment Change Request by facsimile transmission, emailed pdf. or any other electronic means that reproduces an image of the actual executed signature page shall be effective as delivery of an original executed counterpart hereof or any other electronic means as provided in the immediately following sentence. The words “execution,” “signed,” “signature,” “delivery,” and words of like import in or relating to any document to be signed in connection with this Seasonal Commitment Change Request and the transactions contemplated hereby shall be deemed to include an electronic sound, symbol, or

Exhibit L-2

EXHIBIT M
Form of Commitment Increase Request

[Letterhead of Borrower]
[Date]

[Administrative Agent] [Group Agents]
Re: Commitment Increase Request Ladies and Gentlemen:
Reference is hereby made to that certain Receivables Financing Agreement, dated as of October 5, 2020 among PG&E AR Facility, LLC (the “Borrower”), Pacific Gas and Electric Company, as Servicer (the “Servicer”), the Lenders party thereto, the Group Agents party thereto and MUFG Bank, Ltd., as Administrative Agent (in such capacity, the “Administrative Agent”) (as amended, supplemented or otherwise modified from time to time, the “Agreement”). Capitalized terms used in this Commitment Increase Request and not otherwise defined herein shall have the meanings assigned thereto in the Agreement.
This letter constitutes a Commitment Increase Request pursuant to Section 2.02(i) of the Agreement. The Borrower hereby requests an increase in the Commitment of each Committed Lender to the amount set forth on Schedule I hereto with an effective date as of [ ], 202[_] (the “Facility Limit Increase Date”). Subject to the delivery of the Facility Limit Increase Deliverables referenced in Section 2.02(i) of the Agreement, each of the parties countersigning this Commitment Increase Request hereby consents to the increase in the Commitments to the amounts set forth on Schedule I hereto effective as of the Facility Limit Increase Date.
This Commitment Increase Request shall be effective as of the Facility Limit Increase Date with respect to each Committed Lender that has countersigned this Commitment Increase Request upon receipt by the Administrative Agent of counterparts hereto signed by at least one Committed Lender. In the event that one or more Committed Lenders fails to countersign this Commitment Increase Request, this Commitment Increase Request shall not be effective to increase the Commitment of any such Committed Lender that has not countersigned this Commitment Increase Request.
The Borrower hereby represents and warrants as of the date hereof, and after giving effect to such Commitment increases, as follows:

Exhibit M-1

(i) the representations and warranties of the Borrower and the Servicer contained in Sections 6.01 and 6.02 of the Agreement (other than the representations and warranties set forth in Sections 6.01(f)(ii) and (l) and in Sections 6.02(f)(ii), (m)(i), (m)(ii) and (p), which representations and warranties are made only as of the Closing Date), that (x) does not contain a materiality qualification are true and correct in all material respects on and as of the date of such Credit Extension as if made on and as of such date, and (y) contains a materiality qualification are true and correct on and as of the Facility Limit Increase Date as if made on and as of such date (or, to the extent such representations and warranties specifically relate to an earlier date, that such representations and warranties were true and correct in all material respects, or true and correct, as the case maybe, as of such earlier date);
(ii) no Event of Default, Unmatured Event of Default, Termination Event or Unmatured Termination Event has occurred and is continuing, and no Event of Default, Unmatured Event of Default, Termination Event or Unmatured Termination Event would result from such Commitment increase;

(iii) no Borrowing Base Deficit exists or would exist after giving effect to such Commitment increase;

(iv) the Aggregate Capital will not exceed the Facility Limit; and

(v) the Termination Date has not occurred.

THIS COMMITMENT INCREASE REQUEST, INCLUDING THE RIGHTS AND DUTIES OF THE PARTIES HERETO, SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK (INCLUDING SECTIONS 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK, BUT WITHOUT REGARD TO ANY OTHER CONFLICT OF LAWS PROVISIONS THEREOF).
This Commitment Increase Request may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same agreement. Delivery of an executed signature page of this Commitment Increase Request by facsimile transmission, emailed pdf. or any other electronic means that reproduces an image of the actual executed signature page shall be effective as delivery of an original executed counterpart hereof or any other electronic means as provided in the immediately following sentence. The words “execution,” “signed,” “signature,” “delivery,” and words of like import in or relating to any document to be signed in connection with this Commitment Increase Request and the transactions contemplated hereby shall be deemed to include an electronic sound, symbol, or process attached to, or associated with, a contract or other record and adopted by a Person with the intent to sign, authenticate or accept such contract or record, deliveries or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic

Exhibit M-2

Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act.

Exhibit M-3

IN WITNESS WHEREOF, the undersigned has executed this letter by its duly authorized officer as of the date first above written.
Very truly yours,

PG&E AR FACILITY, LLC

By:
Name: Title:

PACIFIC GAS AND ELECTRIC COMPANY,
as the Servicer and as the Retention Holder

By: Name: Title:

Exhibit M-4

Accepted as of date first above written:

MUFG BANK, LTD.,
as Group Agent for the MUFG Group

By:
Name:
Title:

MUFG BANK, LTD.,
as a Committed Lender

By: Name: Title:

Exhibit M-5

MIZUHO BANK, LTD.,
as Group Agent for the Mizuho Group

By: Name: Title:

MIZUHO BANK, LTD.,
as a Committed Lender

By: Name: Title:

Exhibit M-6

BNP PARIBAS,
as Group Agent for the BNP Group

By: Name: Title:

By: Name: Title:

BNP PARIBAS,
as a Committed Lender

By: Name: Title:

By: Name: Title:

Exhibit M-7

JPMORGAN CHASE BANK, N.A.,
as Group Agent for the JPM Group

By: Name: Title:

JPMORGAN CHASE BANK, N.A.,
as a Committed Lender

By: Name: Title:

Exhibit M-8

SCHEDULE I TO COMMITMENT INCREASE REQUEST
Commitments

Party	Capacity	Period 1 Commitment
MUFG	Committed Lender	$641,666,666.67
Mizuho	Committed Lender	$369,444,444.44
BNP	Committed Lender	$369,444,444.44
JPM	Committed Lender	$369,444,444.44

Party	Capacity	Period 2 Commitment
MUFG	Committed Lender
Mizuho	Committed Lender
BNP	Committed Lender
JPM	Committed Lender

Party	Capacity	Period 3 Commitment
MUFG	Committed Lender
Mizuho	Committed Lender
BNP	Committed Lender
JPM	Committed Lender

Party	Capacity	Period 4 Commitment
MUFG	Committed Lender	$641,666,666.67
Mizuho	Committed Lender	$369,444,444.44
BNP	Committed Lender	$369,444,444.44
JPM	Committed Lender	$369,444,444.44

Exhibit M-9

Party	Capacity	Period 5 Commitment
MUFG	Committed Lender	$641,666,666.67
Mizuho	Committed Lender	$369,444,444.44
BNP	Committed Lender	$369,444,444.44
JPM	Committed Lender	$369,444,444.44

Party	Capacity	Period 6 Commitment
MUFG	Committed Lender	$641,666,666.67
Mizuho	Committed Lender	$369,444,444.44
BNP	Committed Lender	$369,444,444.44
JPM	Committed Lender	$369,444,444.44

Exhibit M-10

SCHEDULE I
Commitments

Party	Capacity	Period 1 Commitment
MUFG	Committed Lender	$550,000,000
Mizuho	Committed Lender	$316,666,666.67
BNP	Committed Lender	$316,666,666.67
JPM	Committed Lender	$316,666,666.67

Party	Capacity	Period 2 Commitment
MUFG	Committed Lender	$458,333,333.33
Mizuho	Committed Lender	$263,888,888.89
BNP	Committed Lender	$263,888,888.89
JPM	Committed Lender	$263,888,888.89

Party	Capacity	Period 3 Commitment
MUFG	Committed Lender	$476,666,666.65
Mizuho	Committed Lender	$274,444,444.45
BNP	Committed Lender	$274,444,444.45
JPM	Committed Lender	$274,444,444.45

Party	Capacity	Period 4 Commitment
MUFG	Committed Lender	$550,000,000
Mizuho	Committed Lender	$316,666,666.67
BNP	Committed Lender	$316,666,666.67
JPM	Committed Lender	$316,666,666.67

Schedule I-1

            Schedule III-3

Email: starbird@gssnyc.com

with a copy to:

BNP Paribas
787 Seventh Avenue, 7th Floor New York, NY 10019
Attn: Chris Fukuoka Tel: (212) 841-2567
Email: dl.starbirdadmin@us.bnpparibas.com

(H)    in the case of JPM, at the following address: JPMorgan Chase Bank, N.A.
10 South Dearborn, 16th Floor Chicago, Illinois 60603 Attention: Corina Mills
Tel: 312-732-5660
Email: corina.mills@jpmorgan.com
with copies of any funding or operations related notices to: JPMorgan Chase Bank, N.A.
10 South Dearborn, 16th Floor Chicago, Illinois 60603 Attention: Jazmine Jones
Tel: 312-732-2234
Email: ABS.Treasury.Dept@jpmorgan.com
(I)    in the case of ~~Jupiter Securitization Company~~Falcon Asset Funding LLC, at the following address:
~~Jupiter Securitization Company~~Falcon Asset Funding LLC c/o JPMorgan Chase Bank, N.A., as Agent
Asset Backed Securities Conduit Group Mail Code IL1-1729
Chase Tower, 10 S. Dearborn Chicago, Illinois 60603
Fax:    (312) 732-3600
Email: ABS.Treasury.Dept@jpmorgan.com

            Schedule III-3